UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/30/2010

Commission file number: 000-54046

GREENPLEX SERVICES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0856924
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

10183 North Aero Drive, Suite 2

Hayden, ID 83835

(Address of principal executive offices)

(208) 591-3281

(Registrant’s telephone number)

_________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01	Other Events.

On December 30, 2010, Greenplex Services, Inc. received clearance from the Financial Industry Regulatory Authority (FINRA) for quotation on the OTC Bulletin Board.  Our shares of common stock will be traded under the symbol GRPX.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  January 4, 2010

 GREENPLEX SERVICES, INC.

By:

/s/  Kyle W. Carlson

Kyle W. Carlson

President, Treasurer, CEO, & CFO